UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 9, 2017

BARINGTON/HILCO ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36832	47-1455824
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

888 Seventh Avenue, 6th Floor New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 974-5710

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On August 9 2017, Barington/Hilco Acquisition Corp. (the “Company” or “BHAC”) held a special meeting of stockholders (the “Meeting”). At the Meeting, the stockholders approved an amendment (the “Charter Amendment”) to the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional twenty (20) weeks, from August 11, 2017 to December 31, 2017 (the “Extended Termination Date”). The affirmative vote of a majority of the outstanding shares of the Company’s common stock was required to approve the Charter Amendment.

The number of shares of common stock presented for redemption in connection with the Charter Amendment was 1,966,096. In the proxy statement for the Meeting, the Company’s insiders announced that they, or their affiliates, would deposit into the Company’s trust account $0.025 for each public share that is not converted in connection with the stockholder vote to approve the Extension, for each 30-day period, or portion thereof, that is needed by the Company to complete its initial business combination from August 11, 2017 until the Extended Termination Date (the “Contribution”). Each Contribution will be deposited in the trust account established in connection with BHAC’s initial public offering at the beginning of such 30-day period (or portion thereof). Accordingly, if BHAC takes the full time through the Extended Termination Date to complete the initial business combination, the conversion amount per share at the meeting for such business combination or BHAC’s subsequent liquidation will be approximately $10.48 per share, in comparison to the current conversion amount of $10.36 per share.

Set forth below are the final voting results for the Charter Amendment proposal:

Charter Amendment

The Charter Amendment was approved. The voting results of the shares of the Company’s common stock were as follows:

For	Against
3,959,620	33,000

Item 8.01.	Other Events.

On August 11, 2017, the Company issued a press release announcing approval of the Extension. A copy of the press release is attached to this report as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

3.1	Amendment No. 2, dated August 11, 2017, to the Amended and Restated Certificate of Incorporation of Barington/Hilco Acquisition Corp.

99.1	Press release, dated August 11, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2017

BARINGTON/HILCO ACQUISITION CORP.

By	/s/ Jared L. Landaw
Name: Jared L. Landaw
Title: Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amendment No. 2, dated August 11, 2017, to the Amended and Restated Certificate of Incorporation of Barington/Hilco Acquisition Corp.

99.1	Press release dated August 11, 2017.